[Letterhead of Security Investments Group, Inc.]


August 19, 1996

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Security Investments Group, Inc. (the "Company"), I cordially invite you to attend the 1996 Annual Meeting of Stockholders to be held at the Ramada Inn, Vineland, New Jersey on September 17, 1996, at 2:00 p.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

      The only matter to be considered by stockholders at the Annual Meeting is the election of directors described in the accompanying Notice of Annual Meeting and Proxy Statement. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each of the nominees for election as a director.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                          Sincerely,



                                          /s/P. Paul Ricci
                                          P. Paul Ricci
                                          President and Chairman of the Board

- --------------------------------------------------------------------------------
                        SECURITY INVESTMENTS GROUP, INC.
                                817 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
                                 (609) 794-3586
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To be Held on September 17, 1996
- --------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of Stockholders (the "Meeting") of Security Investments Group, Inc. (the "Company"), will be held at the Ramada Inn, West Landis Avenue and State Highway 55, Vineland, New Jersey, on September 17, 1996 at 2:00 p.m. A proxy card and a proxy statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon the following matters:

1.    The election of directors of the Company;

2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposal at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on August 7, 1996 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH  STOCKHOLDER,  WHETHER  OR NOT HE OR SHE PLANS TO ATTEND  THE  MEETING,  IS
REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                       BY ORDER OF THE BOARD OF DIRECTORS


                       /s/P. Paul Ricci
                       P. Paul Ricci
                       President and Chairman of the Board

Vineland, New Jersey
August 19, 1996


- --------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
- --------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       OF
                        SECURITY INVESTMENTS GROUP, INC.
                                817 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                               September 17, 1996
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                     GENERAL
- --------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Investments Group, Inc. (the "Company") to be used at the 1996 Annual Meeting of Stockholders of the Company which will be held at the Ramada Inn, West Landis Avenue and State Highway 55, Vineland, New Jersey on September 17, 1996, at 2:00 p.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about August 19, 1996.

      At the Meeting, stockholders will consider and vote upon the election of directors. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

- --------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
- --------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the nominees for directors set forth below. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

- --------------------------------------------------------------------------------
                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
- --------------------------------------------------------------------------------

      Stockholders of record as of the close of business on August 7, 1996 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 5,035,900 shares of Common Stock issued and outstanding.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

      Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). As of the Record Date, the Company was not aware of any persons or groups who owned more than 5% of the Common Stock.

- --------------------------------------------------------------------------------
                     FILING OF BENEFICIAL OWNERSHIP REPORTS
- --------------------------------------------------------------------------------

      The Common Stock is registered pursuant to Section 12(g) of the 1934 Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") disclosing changes in beneficial ownership of the Common Stock. In June 1996, the Registrant issued 30,000 shares of its Common Stock to each of its nine directors in lieu of cash compensation for services rendered without compensation since December 1992. As a result of this issuance, each director of the Company was required by SEC regulations to file a report on Form 4 with the SEC by July 10, 1996 disclosing this change in beneficial ownership of the Company's Common Stock. None of the Company's directors filed the required Forms 4 by the required due date. As of August, 1996, all of the directors had filed the required Forms 4.

- --------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
            DIRECTORS CONTINUING IN OFFICE, AND EXECUTIVE OFFICERS
- --------------------------------------------------------------------------------

Election of Directors

      The Certificate of Incorporation requires that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. Due to the inactive status of the Company since December 1992, and since the Company's Certificate of Incorporation has recently been revived by the State of Delaware pursuant to Section 312 of the Delaware General Corporation Law, all directors must be elected at the Meeting. Stockholders will elect a class of directors with terms expiring at the next annual meeting, a second class of directors with terms expiring at the second annual meeting following the Meeting and a third class of directors with terms expiring at the third annual meeting following the Meeting. The Board of Directors currently consists of nine members.

      If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why a nominee might be unavailable to serve.

      The following table sets forth the nominees, their name, age, the year they first became a director of the Company, and the number and percentage of shares of the Common Stock beneficially owned.

                                                      Shares of
                                    Year First      Common Stock
                                    Elected or      Beneficially      Percent
Name                    Age(1)     Appointed(2)     Owned (3)(4)      of Class
- ----                    ------     ------------     ------------      --------

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 1997

W. Earle Everett          61           1980            75,797            1.50

Lewis D. DeMarco          85           1949           105,318            2.08

Robert H. Schafer         71           1982            72,568            1.43

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 1998

Maurice T. Greenblatt     67           1972            90,172            1.78

Ernest P. Casaccio        61           1972            86,940            1.71

Andrew C. Miller, Sr.     62           1988            60,228            1.19

                    BOARD NOMINEES FOR TERM TO EXPIRE IN 1999

P. Paul Ricci             77           1967           153,343            3.00

Richard M. Milstead       55           1978           101,559            2.00

Ronald A. Seagraves       48           1986           152,329            2.98


All executive officers
and directors as a group
(9 persons)

- ----------------------
(1)   At December 31, 1995.
(2)   Refers to the year the individual first became a director of the Company.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Also includes shares receivable upon the exercise of stock options.
(4)   Beneficial ownership as of the Record Date.
(5)   Less than 1.0%

Biographical Information

     The business experience of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

     W. Earle Everett is a self-employed consultant providing management and real estate services to businesses and executives. He retired as an executive with Sears, Roebuck and Company after 33 years. Mr. Everett is Chairman of the Cumberland County Economic Development Board. He is presently a Director of the Cumberland County United Way and the Millville Chamber of Commerce.

     Lewis D. DeMarco is the sole owner of Bray and MacGeorge Real Estate, Inc., a real estate firm located in Vineland, New Jersey. Among his many civic and business achievements, Mr. DeMarco founded the Evanoff Center for mentally handicapped children. Mr. DeMarco is President of Realty Developers, Inc., a holding corporation. He is also on the Board of Managers of the New Jersey Firemen's Home, Boonton, New Jersey.

     Robert H. Schafer is the former owner of Cooper & Schafer Inc., a roofing and sheet metal company located in Princeton, New Jersey. Mr. Schafer retired from his business in July 1986.

     Maurice T. Greenblatt serves as Vice Chairman of the Board of Directors of the Company. Mr. Greenblatt is a stockholder of and the Chief Executive Officer of Ware's Van & Storage Co., Inc., Vineland, New Jersey. He is also Chairman of the Board and Chief Executive Officer of United Van Lines, Inc., Fenton, Missouri.

     Ernest P. Casaccio is President of Lighthouse Putt and Bat, Inc., a family entertainment center located in Ocean View, New Jersey, and Vice President of D.C. Angelo & Associates, a real estate holding company located in Vineland, New Jersey.

     Andrew C. Miller, Sr. was appointed to the Board of Directors of the Company in June 1988. Mr. Miller is the President and owner of Reeves & Melvia, an insurance and real estate firm located in

Millville, New Jersey.

     P. Paul Ricci currently serves as Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Ricci became President and Chief Executive Officer of the Company in 1995. He is also the Chairman of the Board and majority stockholder of Windsor Card Shops, Inc., a chain of card and gift shops located in Pennsylvania and New Jersey, with its headquarters in Vineland, New Jersey.

     Richard M. Milstead serves as Secretary of the Company. Mr.Milstead is an attorney and counsel to Gruccio, Pepper, Giovinazzi, DeSanto & Farnoly, P.A., located in Vineland, New Jersey.

     Ronald A. Seagraves has been a director of the Company since 1986. Mr. Seagraves formerly was President and Chief Executive Officer of the Company. On March 24, 1995, Mr. Seagraves consented to the issuance of an order ("Consent Order") by the Securities and Exchange Commission ("SEC") to cease and desist from causing any violation and any future violation of Section 13(a) of the 1934 Act and Rules 12b-20 and 13a-13 promulgated thereunder. The Consent Order relates to the SEC's findings that in 1990 and 1991 Security Savings Bank, SLA, which was the wholly-owned subsidiary of the Company during such period, had materially understated its provision for loan losses and, therefore, materially overstated pre-tax income in various reports filed with the SEC.

Stockholder Nominations

      Pursuant to Article XI of the Certificate of Incorporation, nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Company as set forth in that Article. To be timely, a stockholder's notice shall be delivered to, or mailed and received at, the principal executive offices of the Company not less than 30 days nor more than 60 days prior to any such meeting of stockholders of the Company; provided, however, that if less than 31 days' notice of the meeting is given, notice by the stockholder must be so delivered or received no later than the close of business on the tenth day following the day on which notice of the date of the scheduled meeting was mailed or published.

      Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address, and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Common Stock which are beneficially owned by such person on the date of such stockholder notice, and
(iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the 1934 Act; and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and (ii) the class and number of shares of Common Stock which are beneficially owned by such stockholder on the date of such stockholder notice. At the request of the Board of Directors, any person nominated by, or at the direction of, the Board for election as a director at an annual meeting shall furnish to the Secretary of the Company that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

      The Board of Directors may reject any nomination by a stockholder not timely made in accordance with the requirements of the Certificate of Incorporation and bylaws. If the presiding officer at the meeting determines that a nomination was not made in accordance with the terms of the Certificate of Incorporation and bylaws, he shall so declare at the annual meeting, and the defective nomination shall be disregarded.

Meetings and Committees of the Board of Directors

      The Company's Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended December 31, 1995, the Board of Directors held ten regular meetings and four special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended December 31, 1995.

      The Nominating Committee meets yearly for the purpose of nominating the directors of the Company. The Nominating Committee for the 1995 election consisted of Directors Greenblatt, Schafer, Casaccio and Ricci (ex officio).

      The Audit Committee is comprised of Directors Greenblatt, Casaccio, Milstead, Schafer, Everett and Ricci (ex officio). The audit committee has not met since December 1992.

- --------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
- --------------------------------------------------------------------------------

Director Compensation

      Until June 1996, when the Company issued each member of the Board of Directors 30,000 shares of Common Stock in lieu of cash compensation, each member of the Board of Directors has served without compensation since December 1992.

Executive Compensation

      The Company is inactive and has been so since December 1992. Accordingly, the Company has not paid any executive compensation since that time.

Benefits

      Stock Option and Incentive Plan. Under the Security Investments Group, Inc. 1987 Stock Option and Incentive Plan (the "Option Plan") 699,286 shares were reserved for issuance upon exercise of stock options and other awards granted to directors, officers and other key employees. The Option Plan provides for the granting of incentive stock options within the meaning of Section 422 of the Code, non-incentive stock options, stock appreciation rights, restricted stock, dividend equivalent rights, performance units, and performance shares or any combination thereof. The purposes of the Option Plan are to attract and retain management, directors, and other key employees of the Company and to encourage their continued involvement with the Company by facilitating their purchase of an equity interest in the Company. The Option Plan is administered by a committee consisting of Directors Greenblatt, Casaccio, and Milstead (the "Option Committee") and Directors Ricci and Seagraves as ex-officio members.

      Options have not been granted under the Option Plan to directors of the Company since January 17, 1990. Options to purchase 235,868 shares at an average exercise price of $5.64 per share were outstanding to all directors and officers of the Company as a group as of the Record Date. As a result, there are 463,418 shares available for future option grants under the Option Plan. All options were granted at an exercise price which equalled the fair market value of the Common Stock subject to the option at the date of grant. No SARs or other Awards were granted under the Option Plan during the fiscal year ended December 31, 1995. Options granted to executive officers do not become exercisable until one year after the date of grant when 25% of such options become exercisable and become vested at a rate of 25% per year thereafter.

      In the case of any change in control of the Company or imminent change in control as determined by the Option Committee, all outstanding options and SARs shall become immediately exercisable.

- --------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
- --------------------------------------------------------------------------------

      Director Richard M. Milstead is an attorney and counsel to Gruccio, Pepper, Giovinazzi, DeSanto & Farnoly, P.A., a law firm which provides legal services to the Company. The firm received legal fees during the fiscal year ended December 31,1995 from the Company. Such fees did not exceed 5% of the firm's gross revenues for the firm's latest fiscal year.

- --------------------------------------------------------------------------------
                                  OTHER MATTERS
- --------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

- --------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
- --------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 817 Landis Avenue, Vineland, New Jersey 08360, no later than May 21, 1997.

- --------------------------------------------------------------------------------
                        STOCK AND DIVIDEND INFORMATION
- --------------------------------------------------------------------------------

      There were 5,035,900 shares of Common Stock issued and outstanding as of the Record Date held by approximately 3,500 stockholders of record (not including the number of persons or entities holding the common stock in nominee or street name through various brokerage firms). In 1992, the Common Stock was removed from quotation on the NASDAQ National Market System and is currently traded in the over-the-counter market and listed in the "pink sheets." Until recently, there was only sporadic or no trading in the Common Stock. During the month of July 1996, the Common Stock traded in the range of $.50 to $1.75 per share and the trading volume averaged approximately 4,300 shares.

      The Board of Directors has the legal authority to declare and pay dividends, subject to certain limitations under Delaware law. Because the Company has no operations, earnings or capital, however, no dividends are expected to be declared or paid on the Common Stock in the foreseeable future. Declaration of dividends by the Company will depend upon a number of factors, including earnings, capital, financial condition, tax considerations, general economic conditions and investment alternatives available to the Company.

- --------------------------------------------------------------------------------
                                 MISCELLANEOUS
- --------------------------------------------------------------------------------

      The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock.

      Because the Company is inactive and has no operations, the Company has not prepared an Annual Report to Stockholders, an Annual Report on Form 10-K or Quarterly Reports on Form 10-Q, or filed any of such reports with the SEC, since the Company's fiscal year ended December 31, 1991. Copies of the Company's Current Reports on Form 8-K, as filed with the SEC since such time, will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Security Investments Group, Inc., 817 Landis Avenue, Vineland, New Jersey 08360.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/P. Paul Ricci
                                    P. Paul Ricci
                                    President and Chairman of the Board

Vineland, New Jersey
August 19, 1996

- --------------------------------------------------------------------------------
                        SECURITY INVESTMENTS GROUP, INC.
                                817 LANDIS AVENUE
                           VINELAND, NEW JERSEY 08360
                                 (609) 794-3586
- --------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                               September 17, 1996
- --------------------------------------------------------------------------------

      The undersigned hereby appoints the Board of Directors of Security Investments Group, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders (the "Meeting"), to be held at the Ramada Inn, West Landis Avenue and State Highway 55, Vineland, New Jersey, on September 17, 1996, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:


                                               FOR       WITHHELD
                                               ---       --------

1.     The election as director of all nominees
       listed below:                           |_|          |_|

       Class One - Term to Expire in 1997       Class Three - Term to Expire in 1999
       ----------------------------------       ------------------------------------
       W. Earle Everett                         P. Paul Ricci
       Lewis D. DeMarco                         Richard M. Milstead
       Robert H. Schafer                        Ronald A. Seagraves

       Class Two - Term to Expire in 1998
       ----------------------------------
       Maurice T. Greenblatt
       Ernest P. Casaccio
       Andrew C. Miller, Sr.

INSTRUCTIONS: To withhold your vote for any individual nominee, insert the nominee's name on the line provided below.

      ------------------------------------------

In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

                 The Board of Directors recommends a vote "FOR"
                          the above listed proposition.

- --------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, an Annual Report to Stockholders and a Proxy Statement dated August 19, 1996.

                                               Please check here if you
Dated:                , 1996               |_| plan to attend the Meeting.
      ----------------



- ----------------------------                    --------------------------------
PRINT NAME OF STOCKHOLDER                       PRINT NAME OF STOCKHOLDER


- ----------------------------                    --------------------------------
SIGNATURE OF STOCKHOLDER                        SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


- --------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.         )

Filed by the registrant   [X]
Filed by a party other than the registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement   |_|   Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X} Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                        Security Investments Group, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  [X] $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.

  |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
      6(i)(3).

  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1) Title of each class of securities to which transaction applies:
- --------------------------------------------------------------------------------
      (2) Aggregate number of securities to which transaction applies:
- --------------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
- --------------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:
- --------------------------------------------------------------------------------
      (5)  Total fee paid:
- --------------------------------------------------------------------------------
  |_|   Fee paid previously with preliminary materials.
- --------------------------------------------------------------------------------
  |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount previously paid:
- --------------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:
- --------------------------------------------------------------------------------
      (3) Filing Party:
- --------------------------------------------------------------------------------
      (4) Date Filed: